THE SECURITIES TO WHICH THIS SHARE PURCHASE AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE and SALE AGREEMENT (the “Agreement”) dated June 8th, 2007.

AMONG:

ALEX CRAVEN, of 64 Knightsbridge, London, England SW1X 7JF

(the “Seller”)

AND:

RICHARD MOORE, of 1115 Finchley Road, London, NW11 0QD

(the “Buyer”)

WHEREAS:

A.           The Seller is the beneficial owner of 15,000,000 restricted common shares in the capital of Fox Petroleum Inc. (“Fox”); and,

B.            The Seller has agreed to sell and the Buyer has agreed to purchase 6,000,000 restricted common shares in the capital of Fox (each a “Fox Share”) on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of other good and valuable consideration and the sum of One ($1.00) Dollar now paid by the Purchasers to the Vendors (the receipt and sufficiency of which is hereby acknowledged), it is hereby agreed by and between the parties as follows:

1.                           Warranties and Representations

1.1                         The Seller warrants and represents to the Buyer, with the intent that the Buyer will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a)	the Seller is the beneficial owner of the Fox Shares;

(b)	the Fox Shares are validly issued and outstanding as fully paid and non-assessable in the capital of Fox and are free and clear of all liens, charges and encumbrances;

(c)	the Seller has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth; and,

(d)

None of the information included in this Agreement or any other documents or information furnished or to be furnished by the Seller contains any untrue statement of a material fact or is misleading in any material respect or omits to state any material fact. Copies of all documents referred to in herein have been delivered or made available to the Buyer and constitute true and complete copies thereof.

1.2                         The Buyer warrants and represents to the Seller, with the intent that the Seller will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a)	the Buyer has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth;

(b)	the Buyer is an employee of Fox; and,

(c)

The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Fox Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Fox Shares and, at the present time, is able to afford a complete loss of such investment.

(d)

the Fox Shares delivered pursuant to this Agreement are owned by an affiliate of the Company and accordingly are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933 (the “Act”). As such, upon transfer of the Fox Shares to the Buyer, the Buyer will begin a new holding period as set forth in Rule 144 and the Fox Shares may not be resold without registration or pursuant to an exemption from registration for the holding period set forth in Rule 144. Accordingly, certificates issued to the Buyer will contain an appropriate restrictive legend.

2.                           Independent Legal Advice

2.1                         The Seller and the Buyer understand and agree that Clark Wilson LLP has acted solely for Fox in the negotiation and execution of this Agreement and Clark Wilson LLP has advised the Seller and the Buyer to obtain the advice of his independent legal counsel.

3.                           Purchase and Sale

3.1                         On the basis of the warranties and representations of the Seller and the Buyer, as set forth in Section 1 of this Agreement, and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller and the Seller agrees to sell to the Buyer at total of 6,000,000 Fox Shares for the purchase price of $1.00 (the “Purchase Price”) to be paid to the Seller on the Closing Date (hereinafter defined).

3.2                         The Buyer acknowledges and agrees that the Fox Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the 1933 Act. As required by applicable securities law, the Buyer agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Fox Shares issued on Closing will be endorsed with a restrictive legend in substantially the following form pursuant to the 1933 Act in order to reflect the fact that the Fox Shares may not be sold by the Buyer except pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in accordance with applicable state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.                           Closing Date

4.1                         The Closing Date is the date of the closing of this Agreement, as agreed to by the parties.

5.                           Closing Deliveries

5.1                         On the Closing Date of this Agreement, the Seller shall deliver or cause to be delivered to Clark Wilson LLP, pursuant to an Escrow Agreement between the Buyer, the Seller and Clark Wilson LLP (the “Escrow Agreement”), the Share Certificates representing the Fox Shares, and a stock power of attorney, signature guaranteed as required by the transfer agent of Fox, to Clark Wilson LLP and any other document reasonably requested by the Buyer or Buyer’s Counsel or Clark Wilson LLP.

5.2                         On the Closing Date of this Agreement, the Buyer shall deliver or cause to be delivered to the Seller the following

(i)	the amount of the Purchase Price in United States dollars in the form of a bank draft or certified cheque;

(ii)	a completed and executed Accredited Investor Certificate and Questionnaire, which is attached to this Agreement in Schedule 1; and,

(iii)	any other document reasonably requested by the Seller, Fox or their respective Counsel.

6.                           Successors and Assigns

6.1                         This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. None of the Seller or the Buyer may assign its respective rights under this Agreement.

7.                           General Provisions

7.1                         Time is of the essence of this Agreement.

7.2                         The parties will execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

7.3                         This Agreement is the whole agreement between the parties hereto in respect of the purchase and sale contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other than expressly set forth in this Agreement.

7.4                         All dollar amounts referred to in this Agreement are in lawful money of the United States of America.

7.5                         This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

7.6                         Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

7.7                         Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first stated above or such other address as any party may specify by notice in writing to the other parties and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the fifth day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the fifth business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

7.8                         This Agreement will be governed by and construed in accordance with the law of the State of Nevada and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of the State of Nevada in any proceeding hereunder.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

WITNESSED BY: /s/ M.C. Staffberg	)
)
M. C. Staffberg	)
Name	)
64 Knightsbridge	)
Address	)	/s/ Alex Craven
	)	ALEX CRAVEN
)
Administrator	)
Occupation	)

WITNESSED BY: /s/ A. Shapino	)
)
A. Shapino	)
Name	)
64 Knightsbridge	)
Address	)	/s/ Richard Moore
London SW1X 7JF	)	RICHARD MOORE
)
)
Occupation	)

SCHEDULE 1

Accredited Investor Certificate and Questionnaire

In connection with the sale of the Fox Shares, to the undersigned, pursuant to the Share Purchase Agreement dated April ___, 2007 (the “Agreement”), among Alex Craven (the “Seller”) and the undersigned, the undersigned hereby agrees, represents and warrants that:

1.             The Seller and Fox are entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this questionnaire, and the undersigned will hold harmless the Seller and Fox from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

2.             the undersigned has been advised to consult his own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Fox Shares and, with respect to applicable resale restrictions, is solely responsible (and the Seller and Fox are not in any way responsible) for compliance with applicable resale restrictions;

3.             none of the Fox Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Fox Common Stock will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Fox on the Over the Counter Bulletin Board;

4.             neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Fox Shares;

5.             the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

6.             No person has made to the undersigned any written or oral representations: (i) that any person will resell or repurchase any of the Fox Shares; (ii) that any person will refund the purchase price of any of the Fox Shares; (iii) as to the future price or value of any of the Fox Shares; or (iv) that any of the Fox Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Fox Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Fox on the Over the Counter Bulletin Board;

7.             The undersigned acknowledges and agrees that the shareholder may be required by the Seller or Fox to provide such additional documentation as may be reasonably required by the Seller or Fox and any of their legal counsel in determining the undersigned’s eligibility to acquire the Fox Shares under the applicable legislation.

8.             The following questionnaire (“Questionnaire”) is for use by the undersigned, who is a U.S. person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and is acquiring shares of Fox (the “Company”). The purpose of this Questionnaire is to assure the Seller and Fox that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Seller and Fox will rely on the information contained in this Questionnaire for the purposes of such determination. The Fox Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b), Section 4(2)

and/or Regulation D of the 1933 Act. This Questionnaire is not an offer of the Fox Shares or any other securities of Fox in any state other than those specifically authorized by Fox.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as the Seller or Fox deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The undersigned covenants, represents and warrants to Fox that he satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:

_____	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

_____	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

_____	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

_____	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

x____	Category 6	A director or executive officer of Fox;

_____	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

_____	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that where the undersigned claims to satisfy one of the above categories of Accredited Investor, he may be required to supply the Seller or Fox with a balance sheet, the prior years' federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the undersigned is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

________________________________________________________________________

The undersigned hereby certifies that the information contained in this Accredited Investor Certificate and Questionnaire is complete and accurate and the undersigned will notify the Seller and Fox promptly of any change in any such information. If this Accredited Investor Certificate and Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Accredited Investor Certificate and Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate and Questionnaire as of June 8, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

/s/ Richard Moore
Print or Type Name of Entity	Signature

Richard Moore
Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. Number